May 2012 1

Safe Harbor Statement This presentation contains forward-looking statements, including statements regarding the results of current studies and pre-clinical experiments of PROLOR’s long-acting protein programs and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect PROLOR’s business and prospects, including the risks that PROLOR Biotech may not succeed in developing any commercial products, and that ongoing studies may not continue to show substantial or any activity; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. In addition to the risks described above, investors should consider the economic, competitive, governmental, technological and other factors discussed in PROLOR Biotech’s filings with the Securities and Exchange Commission. 2

Once-Weekly, CTP-Modified hGH (MOD-4023) Maintains IGF-1 Levels in Growth Hormone Deficient Adults: A Phase II, Dose and Frequency Finding Study 3

Prolor’s Technology (CTP) Increases Protein Circulation Time CTP A Natural Peptide Created During Evolution to Enhance Longevity of the Hormone hCG Two fertility hormones The CTP “cassette” hCG maintains pregnancy and requires long T1/2 hLH stimulates ovulation on a pulse mode requiring a short T1/2 Amino acid sequence of hCG & hLH is almost identical T1/2 of hCG is >5 times longer The 28 amino acid C-terminal peptide (CTP) of than T1/2 of LH hCG with its 4 O-glycans does not exist in hLH 4

A Phase II, Dose-Finding Study of MO~~D~~-4023 in Phase II design Growth Hormone Deficient Adults (GHDA) A Phase II, Randomized, Open-Label, Comparative Dose Finding Study to Evaluate Safety, Tolerability, Pharmacokinetics and Pharmacodynamics of MOD-4023 in Growth Hormone Deficient Adults (GHDA) Study rationale: To maintain IGF-I levels in hGH-optimized GHDA patients (GH replacement therapy for more than 6 months) To define potency multiplier for MOD-4023 5

A Phase II, Dose-Finding Study of MO~~D~~-4023 in Phase II design Growth Hormone Deficient Adults (GHDA) Primary objective: To assess the safety and tolerability of different doses of MOD-4023 in pre-treated Adult GHD patients after administration of four once-weekly S.C. doses; Secondary objectives: To evaluate the PK/PD profile of MOD-4023 in Adult GHD patients after single and repeated S.C. administration. To select the optimal dose and dosing regimen of MOD-4023 for the subsequent phase III study on the basis of safety and PK/PD parameters after 1 and 4 months of treatment. To assess the long term safety and tolerability of MOD-4023 after 16 weeks dose administration. Immunogenicity 6

MOD-4023 Phase II StudyPhase II design Design Stage I (4 weeks treatment) Stage II (4 months treatment) Optimization MOD 4023 Data Analysis (Daily hGH (4 wks) (Daily hGH 8-50 wks) MOD-4023 Treatment (4 months) 2-8 wks) Dose 30% EW . MOD-4023 dose titration period : Dose 45% EW All patients start on same dose and are titrated Dose 100% EW Dose 50% E0W 7

Study Status-Demographics 30% of Weekly 45% of Weekly 100% of Weekly Characteristic Cumulative hGH Cumulative hGH Cumulative hGH dose dose (N=13) dose (N=13) (N=13) Age (years) Mean (SD) 40.9 (13.0) 41.5 (10.8) 40.5 (11.1) Min-Max 25 - 60 25 - 58 23 - 59 Gender, n (%) Male 11 (85) 11 (85) 11 (85) Female 2 (15) 2 (15) 2 (15) BMI (kg/m2) Mean (SD) 29.3 (4.1) 28.3 (4.6) 26.6 (4.2) Min-Max 24.2 34.9 20.6 34.7 19.5 34.2 GHD Type, n (%) Prim. Iso. GHD 1 (8) 1 (8) 0 (0) Prim. Mult. HD 2 (15) 2 (15) 5 (38) Sec. Iso. GHD 0 (0) 0 (0) 0 (0) Sec. Mult. HD 10 (77) 10 (77) 8 (62) Onset, n (%) Childhood 6 (46) 6 (46) 6 (46) Adult 7 (54) 7 (54) 7 (54) 8

MOD-4023 Phase II-Stage I (4 weeks) Positive Data -- IGF-1 in 33 Males -- Prior to first injection Full week profile after last injection 2 0 Serum IGF-1 SDS -2 -4 -6 28/33 male patients have an Average IGF-I SDS within the normal range (±2 SDS) after only one month of treatment. -8 -48 -24 0 24 48 72 96 120 144 168 192 Hours after last injection 9

Phase II-4 Months Extension Period 10

Stage II (4 Months Extension Period) Study Design Patients who participated in first part of the study (including the EOW cohorts) 16-weeks once-weekly treatment Starting dose-50% of cumulative weekly dose IGF-1 measured every two weeks on day 3 or 4 post dose Dose modified once monthly if IGF-1 SDS is above/below ±1.5 SDS Dose increase/decrease by 33% of starting dose 11

Stage II (4 Months Extension Period)

Criteria For Dose Titration		
33% Increase IGF-1 SDS < -1.5	Maintain -1.5 ≤ IGF-1 SDS ≤ +1.5	33% Decrease IGF-1 SDS > +1.5



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MOD-4023 Effectively Maintains IGF-1 Levels Within Normal Range During the 16 Weeks Extension Study IGF-1 measured every second week on day 4 after injection Daily Treatment Single Weekly Injection MOD-4023 Treatment 3.00 2.00 Stabilization 1.00 around normal 0.00 range after 4 -1.00 months of treatment IGF-1 SDS -2.00 -3.00 -4.00 -5.00 MOD-4023: 37/42 patie~~n~~ts wit~~h~~in ±2 SDS (after 4 months) Avg. all patients -6.00 Daily: 36/42 patients within ±2 SDS (entering study) Avg. Males Avg. Females -7.00 -14 0 14 28 42 56 70 84 98 112 126 Stage II - Days after 1st Dose 13

MOD-4023 is Effective in Maintaining IGF-1 Levels Within Narrow Normal Range (± 1.5SDS) Within Restricted Within Normal Normal Range ± 1.5 Range ± 2 SDS SDS Daily GH Treated, Entering 4 Months 36/42 (86%) 29/42 (69%) Study MOD-4023 Treated, 37/42 (88%) 34/42 (81%) Post 4 Months Study 14

MOD-4023 Extension Period -- Interim Analysis & Conclusions-- Single weekly injection of MOD-4023 can replace 7 consecutive daily GH injections. Exploratory study demonstrated potential for twice monthly injection regimen. Only 50-65% of the cumulative weekly dose was required to maintain the majority of the patients within the normal range. Safety Data No indication that MOD-4023 has potential to cause excessive IGF-1 levels in patients; No IGF-I accumulation was observed. There were no unexpected AEs. 15

MOD-4023 Phase III Efficacy Objective: to demonstrate a clinical superiority of MOD-4023 over placebo in adult GHD patients (naïve or not currently treated) Safety Objective: Evaluate safety and tolerability of MOD-4023 Patients: Recruit 150 adult GHD patients Design: Screening period of up to 28 days Double blind placebo controlled period to assess the efficacy of up to 26 weeks Patients will be dose-titrated based on their IGF-I levels to reach steady state within normal range. Long term open label MOD-4023 treatment safety follow up period. (6-18 months) Planned Initiation: December 2012 16

Many Thanks to PIs who Participated in the Phase II Study Investigators Medical site Ass. Prof. Dr. Laszlo Bajnok, MD, PhD Pecs, Hungary Prof. Jan Cap, MD, PhD Hradec Kralove, Czech Republic Prof. Benjamin Glaser, MD Jerusalem, Israel Prof. Miklos Goth MD, PhD Budapest, Hungary Yona Greenman, MD Tel-Aviv, Israel Katalin Horvath, MD Gyor, Hungary Sandor Magony, MD Szeged, Hungary Vera Olsovska, MD, PhD Brno, Czech Republic Prof. Juraj Payer, MD, PhD Bratislava, Slovakia Prof. Marija Pfeifer, MD, PhD Ljubljana, Slovenia Assoc. Prof. Jan Podoba MD, PhD Bratislava, Slovakia Prof. Vera Popovic MD, PhD Belgrade, Serbia Prof. Karoly Racz MD, PhD Budapest, Hungary Janos Vadasz, MD Szolnok, Hungary Peter Vanuga MD, PhD Lubochna, Slovakia 17

Thank You For Your Attention 18

Deficiencies of Other Axes 30% of Weekly 45% of Weekly 100% of Weekly Pituitary Axes Cumulative hGH dose Cumulative hGH dose Cumulative hGH (N=13) (N=13) dose (N=13) N (%) N (%) N (%) Thyroid Axis Deficiency 12 (92%) 12 (92%) 13 (100%) Gonadal Axis Deficiency 11 (85%) 13 (100%) 11 (85%) Adrenal Axis Deficiency 10 (77%) 12 (92%) 10 (77%) ADH insufficiency 3 (23%) 6 (46%) 0 (0%) 19

Summary of Pharmacokinetic Parameters for MOD-4023 (Corrected for Net hGH Content) Cohort† Parameter* 30% of weekly dose2 45% of weekly dose3 100% of weekly dose1a Dose (mg) 0.72 ± 0.34 (11) 0.76 ± 0.39 (11) 3.29 ± 1.820 (11) Cmax (ng/mL) 1.55 ± 1.62 (11) 2.38 ± 2.50 (11) 8.41 ± 8.618 (11) Tmax (h) 13 (11) 8 (11) 14 (11) Cmin (ng/mL) 0.02 ± 0.07 (0) 0.06 ± 0.14 (11) 0.37 ± 0.814 (11) AUC(0-t ) (h× ng/mL) 93.9 ± 109 (11) 143 ± 177 (11) 420 ± 477 (11) Cavg (ng/mL) 0.56 ± 0.65 (11) 0.85 ± 1.06 (11) 2.50 ± 2.84 (11) Percent Fluctuation 289 ± 58.1 (11) 329 ± 82.2 (11) 343 ± 210 (11) l z (h-1) 0.0222 ± 0.0055 (11) 0.0217 ± 0.0054 (11) 0.0200 ± 0.0051 (11) t½ (h) 32.7 ± 6.42 (11) 34.0 ± 8.92 (11) 36.9 ± 9.92 (11) CL/F (mL/h) 13,570 ± 10,181 (11) 11,459 ± 7,219 (11) 12,505 ± 6,061 (11) Vz/F (mL) 674,904 ± 625,819 (11) 573,597 ± 463,706 (11) 671,468 ± 407,033 (11) 20

hGH-CTP Phase II: Dose Kinetics Mean Serum MOD-4023 levels following last MOD-4023 dose 100000.00 Cohort 2-30% wk-1.33mg Cohort 3-45% wk-1.4mg Cohort 5-100% wk-5.35mg 10000.00 (pg/ml) 1000.00 MOD-4023 Serum levels 100.00 10.00 1.00 -50 0 50 100 150 200 Hours after dose 21

Summary of Dose Modifications During Stage II Number of Dose Males Females Modifications No dose modifications 22 (out of 34) 3 (of 8) 1 dose modification 6 (out of 34) 1 (out of 8) 2 dose modifications 3 (out of 34) 3 (out of 8) 3 dose modifications 3 (out of 34) 1 (out of 8) 22

Summary of Patients Having IGF-I SDS Within Normal Range Following 16 Weeks of Treatment All Patients Males Females 37 (out of 42)* 31 (out of 34) 6 (of 8) * 4 patients below -2 SDS and 1 patient above +2 SDS. 23